Q India Equity Fund

Class I (QINIX)
Class II (QINSX)
Investor Class (QINRX)

PROSPECTUS

October 14, 2024
As Amended February 26, 2025

Quantum Advisors Private Limited
1st Floor, Apeejay House, 3 Dinshaw Vachha Road
Backbay Reclamation, Churchgate
Mumbai, India 400020

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	2
Principal Investment Strategies	2
Principal Risks	4
Performance	9
Portfolio Management	9
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	11
Investment Objective	11
Principal Investment Strategies of the Fund	11
Non-Principal Investment Strategy	13
Principal Risks of Investing in the Fund	14
Changes in Investment Objective or Policies	19
Temporary Defensive Positions	19
Borrowing for Temporary Purposes	19
Portfolio Holdings	20
Cybersecurity	20
HISTORICAL PERFORMANCE OF THE ADVISER’S PRIVATE ACCOUNTS	20
ACCOUNT INFORMATION	22
How to Buy Shares	22
How to Redeem Shares	25
Determination of Net Asset Value	28
Dividends, Distributions and Taxes	29
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	31
Adviser	31
Portfolio Managers	32
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective

The investment objective of the Q India Equity Fund (the “Fund”) is to achieve long-term capital appreciation by investing in the listed equities of Indian companies that are in a position to benefit from the anticipated growth and development of the Indian economy.

While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the strategies and policies described in this prospectus.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Class I	Class II	Investor Class
Management Fees	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses[1]	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses	1.10%	1.10%	1.35%
Fee Waiver and/or Expense Reimbursement[2]	(0.12)%	(0.35)%	(0.12)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	0.98%	0.75%	1.23%

1-	Other Expenses are based on estimated amounts for the current fiscal year.

2-	The Fund’s adviser, Quantum Advisors Private Limited (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses in order to limit the Fund’s total annual operating expenses (inclusive of 12b-1 distribution fees) to 0.98%, 0.75%, and 1.23% of the average daily net assets of the Fund’s Class I, Class II, and Investor Class shares, respectively, through January 31, 2026 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a future plan adopted by the Board of Trustees (the “Board”); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to January 31, 2026 except by the Board upon sixty days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$100	$338
Class II	$77	$315
Investor Class	$125	$416

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Expense Example above, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the Fund completes its first fiscal year.

Principal Investment Strategies

In pursuing the Fund’s investment objective, Quantum Advisors Private Limited (the “Adviser”) will follow its value investment philosophy and strategy and employ a bottom-up process for portfolio construction. The Adviser’s value investment philosophy involves the use of intensive qualitative and quantitative fundamental analysis, to build and monitor the Fund’s portfolios actively while at the same time avoiding excessive trading, and to attempt to control risk by endeavoring to keep the Fund’s portfolio adequately diversified, both in terms of the sectors included in the portfolio, as well as with respect to the level of concentration in any specific security. The investment strategy is to invest in companies which the Adviser believes are attractively priced in the market when compared to the Adviser’s valuation of the companies.

The Fund will principally invest in a portfolio of equity securities and may also invest in depository receipts, bank deposits, Government Securities, corporate bonds, treasury bills, certificates of deposit, money market instruments, and shares of mutual funds including ETFs. The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.

The Fund will not seek to concentrate in any specific industry, sector, or market-cap but may at times be concentrated in a specific sector due to the Adviser’s bottom-up security selection process.

The Adviser evaluates the companies in which it invests based on the nature of the businesses, the strength of their balance sheets and cash flow relative to their long-term goals, and other factors including the Adviser’s assessment of the skill and expertise of the company’s management team and the long-term potential for both the company and the market in which it operates. The Adviser generally buys a security at a discount to what it believes is the intrinsic value of the security. Such opportunities may arise for a variety of reasons ranging from the belief that the market has undervalued a company, to an assessment that there is opportunity for significant profit or market share growth given the dynamics of the sector a company operates in, or as a result of the company’s competitive or proprietary advantages.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of Indian issuers. The Fund defines Indian issuers as entities: (i) organized in India; (ii) having a class of securities whose principal securities market is in India; (iii) deriving more than 50% of total revenues or earnings from goods produced, sales made, or services provided in India; (iv) maintaining more than 50% of its employees, assets, investments, operations, or other business activity in India; (v) companies listed on any recognized stock exchange in India; or (vi) mutual funds, ETFs, or other pooled investment vehicles that invest primarily in any of the preceding. The Fund defines equity securities as common stock, preferred stock, convertible securities, rights and warrants to buy common stock, ADRs, GDRs, participatory notes, as well as fund shares or interests.

The Fund’s portfolio will generally consist of equity shares of listed companies in India having an average daily trading volume of USD 1 million or above in the preceding 12 months. The Fund will generally hold equity securities of 25-40 companies.

The Adviser avoids investment in companies:

●	With record of poor treatment of minority shareholders; that have blatantly violated rules and regulations (i.e. laws as applicable to the investee company depending on the multiple factors such as location of the company, the nature of its business and the operations of the company within India as well as outside India); that have acquired national properties from government through questionable means; that follow other similarly questionable practices

●	With questionable accounting practices

●	With weak business models

●	Where it is not clear as to who exactly are the founders of the company, opaque shareholding structures or non-Independent Boards

The above determinations are made by the Adviser and are subjective.

As a practice the Adviser generally does not invest in companies that derive more than 20% of their total revenues from tobacco, hard liquor or gambling/casino activities. The term hard liquor does not include wine and beer.

Securities in which the Fund invests also generally pass through further screens such as:

●	Are there too many related party transactions?

●	Is there a succession plan in place?

●	Is it a company where only one person runs it?

●	Has the management changed and become better or become worse?

The Fund will not invest in a security which the Adviser determines does not pass any of the above screens.

The above determinations (which the Adviser considers integrity screens) are made by the Adviser and are subjective.

Portfolio Construction

Securities are selected from the Adviser’s “Estimates Database.” Each security in the Adviser’s ‘Estimates Database’ has a pre-assigned Buy / Sell Limit. This is an INR denominated price, based on underlying fundamental criteria. The Adviser, generally, buys a new stock at the pre-determined Buy Price (or below). The security has to be under active and current coverage with an average daily trading value of USD 1 million over the past 12 months. The Fund generally sells an existing stock at the pre-determined sell price or above. It may add to a stock already held in the Fund’s portfolio if it is between the pre-determined Buy and Sell price. Portfolio weights are a function of:

1.	Reliability of management

2.	Quality of earnings

3.	Stability of earnings

4.	Upside potential

5.	Alternatives/cash

Higher importance is given to the first three points stated above in deciding the weights. For instance, in deciding between two stocks with similar upside potential, a stock that is rated higher on stability, quality and reliability will earn a larger portfolio weight.

Each investment decision is supported by an approved research report and the investment justification.

Generally, the minimum holding in any one stock is 2% (at the time of initial investment) and the maximum is 6% at cost and 10% at current market prices. The portfolio is monitored regularly and rebalanced suitably whenever required.

The Adviser will sell investments in companies when it believes the market price of those investments has exceeded its assessment of the long-term value of those companies or when it believes adverse changes to a company’s management, prospects or the markets in which it operates have occurred. The Adviser evaluates the company valuations on fundamental criteria (dividend yields, price to earnings, price to cash flow, price to book value, and other different measures of share price ratios), and also do comparative evaluation against peer group, its history and the overall equity markets.

The Adviser will let stocks run up to a maximum of 10% of the portfolio (current market price/NAV) before it begins to trim the position. The Adviser will sell when the stock price reaches the sell limit and there has been no revision in the sell limits or when the Adviser’s view of management has changed. The portfolio is monitored regularly and rebalanced suitably whenever required.

The Adviser may also sell investments in companies when it believes the market price of those investments has exceeded its assessment of the long-term value of those companies or when it believes adverse changes to a company’s management, prospects or the markets in which the company operates have occurred. The Adviser evaluates the company valuations on fundamental criteria (dividend yields, price to earnings, price to cash flow, price to book value, and other different measures of share price ratios), and also do comparative evaluation against peer group, its history and the overall equity markets.

The Adviser may choose to increase the Fund’s holding in cash and other liquid assets at times of market uncertainty and to mitigate investment risk. The Fund may maintain a liquid portfolio in cash or deposits denominated in U.S. dollars (“USD”), Indian Rupees (“INR”), money market instruments, and treasury bills not only to meet redemptions, projected running cost and other funding requirements, but the Fund may exceed 20% of its net assets in such investments for temporary defensive purposes in the event of negative or highly uncertain market conditions.

There is no guarantee that the Fund will achieve its investment objective nor that in any time period, particularly in the short term, the Fund’s portfolio will achieve any particular level of return and investors should be aware that the value of Shares may fall as well as rise.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

There can be no assurance that the Fund’s investments will be successful or that the investment objective of the Fund will be achieved. An investment in the Fund is suitable only for persons who are in a position to take such risks.

General Risk Factors: Past performance of the Adviser does not indicate the future performance of the Adviser or the Fund. Equity and equity related, fixed income and money market related instruments are by nature volatile and prone to price fluctuations. The investor may lose money over short or long period in response to factors such as economic and political developments, changes in interest rates, market movements and over longer period during market downturn. There can be no assurance or guarantee that the investment objectives of the Fund would be achieved.

Investors may note that the Adviser’s investment decisions may not always be profitable, as actual market movements may be at variance with anticipated trends.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

●	Liquidity Risk. The accumulation and disposal of holdings in some investments may be time consuming and if a large number of securities have to be realized at short notice to meet substantial client redemption requests such sales may have to be effected at unfavorable prices which may in turn have an adverse effect on the net asset value of the clients’ portfolios. The Fund may also encounter difficulties in disposing of assets at their fair price due to adverse market conditions leading to limited liquidity.

●	Risks related to unforeseen Market events, health epidemics, pandemics and similar outbreaks. Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which we invest on behalf of our clients. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things, quarantines and travel restrictions, including border closings; prohibiting/restricting public activity; disruptions to business operations and supply chains; exchange trading suspensions and closures; and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. Among other things, such developments may result in material reductions in demand across many categories of consumers and businesses, dislocation (or in some cases a complete halt) in the credit and capital markets, labour force and operational disruptions, slowing or complete idling of certain supply chains and manufacturing activity, steep increases in unemployment levels in various regions, and strained businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports and entertainment.

●	Certain Risk Factors Concerning India. Risks associated with the investments in India, including but not limited to the risks described below, could adversely affect the performance of the Fund and result in substantial losses. Investment in Indian markets involves risk factors and special considerations which may not be typically associated with investing in more developed markets. Political or economic change and instability may be more likely to occur and have a greater effect on the Indian economy and its markets. Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in the Indian laws and regulations, including expropriation, nationalization or other confiscation could result in loss to the Fund.

No assurance can be given as to the ability of the Fund to achieve any return on its investments and, in turn, any return on an investor’s investment in the Fund. Accordingly, in acquiring Shares in the Fund, appropriate consideration should be given to the following factors:

●	Risks include:

(i)	Greater risk of expropriation, confiscatory taxation, nationalization, and social, political and economic instability;

(ii)	The small current size of the markets for securities of Indian issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility;

(iii)	certain national policies which may restrict the investment opportunities for client portfolios including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and

(iv)	The absence of developed legal structures governing private or foreign investment and private property. No assurance can be given as to the ability of the Fund to achieve any return and, in turn, any return on an investor’s investment in the Fund.

By comparison with more developed securities markets, the Indian securities markets are comparatively small, less liquid and more volatile. This may result in greater volatility in the net asset value of the Fund than would be the case in relation to funds invested in more developed markets.

The Indian securities may incur brokerage or securities transaction taxes levied by the Indian government which would have the effect of increasing the cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale. The issuers of Indian securities, such as banks and other financial institutions may be subject to less stringent regulation than would be the case for issuers in developed countries, and therefore potentially carry greater risk. In addition, custodial expenses for Indian securities are generally higher than for developed market securities. Dividend and interest payments from, and capital gains in respect of, Indian securities may be subject to taxes that may or may not be reclaimable.

Accordingly, before investing in the Fund, the investors should consider the following:

●	Political, Regulatory and Settlement Risk. The value of the Fund’s portfolio assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the Indian laws and regulations. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in India may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

●	Risks due to tense relations with neighbours and internal conflicts. India’s relations with certain neighbouring countries have been historically tense. India has from time-to-time experienced hostilities with countries such as Pakistan and China. The recent border skirmishes between the Chinese and Indian armed forces at the Galwan Valley have heightened tensions between China and India leading to certain restrictions on trade. India’s population is comprised of numerous ethnic groups with diverse religions and languages, sometimes resulting in communal conflict among groups. For instance, in the past, India has experienced considerable sectarian tension between Hindus and Muslims, marked by periodic violence that has caused considerable loss of property.

Events of this nature in the future could influence the Indian economy and could have a material adverse effect on the market for securities of Indian companies, and on the market for the services of Indian companies in which the Fund has investments.

●	Geographical Concentration Risk. Fund’s portfolio with a geographical focus may be more volatile than a broad-based fund portfolio, such as a global equity fund portfolio, as they are more susceptible to fluctuations in value resulting from adverse conditions in the countries in which they invest.

●	Legal Risk. Laws governing foreign investment and securities transactions in India may be less sophisticated than in developed countries. Accordingly, the Fund may be subject to additional risks, including inadequate investor protection, unclear or contradictory legislation or regulations and lack of enforcement thereof, ignorance or breach of legislation or regulations on the part of other market participants, lack of legal redress and breaches of confidentiality. It may be difficult to obtain and enforce a judgment or legal remedy may be inordinately delayed.

●	Credit Risk. There can be no assurance that issuers of the securities or other instruments in which the Fund invests will not be subject to credit difficulties leading to the loss of some or all of the sums invested in such securities or instruments or payments due on such securities or instruments.

●	Reinvestment Risk. This risk refers to the interest rate levels at which cash flows received from the securities under a particular Portfolio are reinvested. The additional income from reinvestment is the “interest on interest” component. The risk is that the rate at which interim cash flows can be re-invested may be lower than that originally assumed.

●	Currency Exchange Rate Risk. The Fund may from time to time enter into currency exchange transactions either on a spot basis or by buying currency exchange forward contracts. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. Performance of the Fund may be strongly influenced by movements in foreign exchange rates because currency positions held by the Fund may not correspond with the securities positions held.

●	Capital Gains Tax. Sales of securities may be subject to capital gains tax in India, and this could significantly reduce returns of the Fund in the absence of an offset or credit for such tax under the tax laws or regulations of the Fund’s domicile.

●	Loss of Foreign Portfolio Investor (FPI) Registration. For accessing the Indian market securities market, the Fund is required to register with the Securities and Exchange Board of India (SEBI) as a Foreign Portfolio Investor (FPI). Investment by the Fund in India is dependent on the continued registration of the Fund with SEBI as an FPI. In the event the registration of the Fund is terminated or is not renewed, the Fund could potentially be forced to redeem the investments held in the portfolio in the relevant jurisdiction and such forced redemption could adversely affect the returns to the Fund, and in turn, the Fund’s investors.

●	Value Investing Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values.

●	Dividend Risk. The ability of the Fund’s portfolio companies to pay dividends is dependent on the economic climate and the companies’ current earnings and capital resources. Changes in economic conditions or a company’s earnings or financial resources could cause a company to reduce its dividend payments or suspend the payment of dividends altogether.

●	Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Active Management Risk. Because the Fund is actively managed, it may underperform its benchmark or other funds with similar investment objectives. The Adviser’s value-oriented approach may fail to produce the intended results.

●	Foreign Securities Risk. Investing in foreign securities may involve risks not associated with U.S. investments, including less liquidity, settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

●	Depositary Receipt Risk. ADRs and Global Depositary Receipts (“GDRs”) are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

●	Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

●	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

●	Small and Medium Cap Company Risk. Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies. Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

●	Other Investment Company Securities Risk. Investing in underlying investment companies, including money market funds and ETFs, exposes the Fund to the investment performance (positive or negative) and risks of the investment companies. ETFs are subject to additional risks, including the risk that an ETF’s shares may trade at a market price that is above or below its NAV. The Fund will indirectly bear a portion of the fees and expenses of the underlying funds in which it invests, which are in addition to the Fund’s own direct fees and expenses.

●	Sector Concentration Risk. Given that the portfolio construction is a bottom-up stock selection process, sector allocations are solely a by-product of individual stock selection. Consequently, within the 25% limit on single industry exposure, the Fund may have higher exposure in securities of a particular sector from time to time. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that has a portfolio which is more diversified across sectors/industries.

●	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

●	Certain Strategy Risks

●	Volatility. The securities (both debt and equity) in which Fund invest are prone to price fluctuations on a daily basis due to both macro and micro factors, and this volatility may adversely affect clients.

●	Liquidity and Settlement Risks. Different segments of the financial markets have different settlement cycles, and these settlement cycles may be adversely impacted by unforeseen circumstances, leading to settlement risk and losses to the Fund. The liquidity of Fund’s portfolios may be inherently restricted by trading volumes, transfer procedures and settlement periods. While the Adviser will endeavor to avoid overly concentrated positions in securities of specific industries and sectors, if because of liquidity restrictions or other factors, the Fund is unable to be adequately diversified, it could amplify losses. Reduced liquidity may also have an adverse impact on market price and Adviser’s ability to dispose of particular securities, when necessary, to meet Fund’s liquidity needs or in response to specific economic events. Reduced liquidity may also impair our ability to restructure or rebalance Fund’s portfolio when the Adviser believes such restructurings or rebalancing are necessary to protect performance.

●	Reliance on the Advisory Team. The success of the Fund depends largely on the abilities of the Adviser’s advisory team (that includes Adviser’s employees and employees of its affiliates from whom its receive research services) to develop and implement investment strategies to achieve the Fund’s investment objectives. The Adviser may change the members of its advisory team and there can be no assurance that each member of the advisory team will continue to be employed with the Adviser or its affiliates. This could adversely affect the Fund’s performance. Finally, if any of the investment professionals or management team responsible for the Fund’s investments were to become unwilling or unable to serve, as a result of death, illness, or otherwise, the Fund performance could also be adversely affected.

●	Not a Complete Investment Program. An investment in the Fund is not intended as a complete investment program. If the Fund’s strategy is not successful, or if the Adviser is unable to implement the Fund’s strategy effectively, the investors could lose some or all of their capital.

●	Taxation. The Fund shall be subject to US tax laws and regulations. Because the Fund invests in India, it will also be taxed as per Indian tax law and thus the Fund returns may be impacted. Please refer to the SAI for a discussion of India’s tax laws and certain exemptions with respect to a tax treaty with the US.

Performance

Performance information will be available after the Fund completes a full calendar year of operations.

Portfolio Management

Investment Adviser – Quantum Advisors Private Limited (“QAS”)

Portfolio Managers

Ajit Dayal – Founder and Member of Portfolio Team (QAS India) and Portfolio Manager of the Fund since October 2024

I.V. Subramaniam (Subbu) – Managing Director and Group Head - Equities (QAS India) and Portfolio Manager of the Fund since October 2024

Nilesh Shetty - Portfolio Manager – Equity (QAS India) and Portfolio Manager of the Fund since October 2024

Purchase and Sale of Fund Shares

Minimum Initial Investment

Class I - $500,000 for all account types
Class II - $10,000,000 for all account types
Investor - $2,500 for all account types

There is no minimum amount for subsequent investments.

The Fund reserves the right to waive or change investment minimums.

To Place Buy or Sell Orders

By Mail:	Q India Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
By Phone:	1-833-894-0514

You may sell or redeem shares through the Fund’s transfer agent or your financial intermediary. Please contact your financial intermediary directly to find out if additional requirements apply.

For accounts sold through transfer agent/financial intermediaries, it is the primary responsibility of the transfer agent or financial intermediary to ensure compliance with investment minimums.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT
STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation by investing in the listed equities of Indian companies that are in a position to benefit from the anticipated growth and development of the Indian economy.

While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the strategies and policies described in this prospectus.

Principal Investment Strategies of the Fund

In pursuing the Fund’s investment objective, Quantum Advisors Private Limited (the “Adviser”) will follow its value investment philosophy and strategy and employ a bottom-up process for portfolio construction. The Adviser’s value investment philosophy involves the use of intensive qualitative and quantitative fundamental analysis, to build and monitor the Fund’s portfolios actively while at the same time avoiding excessive trading, and to attempt to control risk by endeavoring to keep the Fund’s portfolio adequately diversified, both in terms of the sectors included in the portfolio, as well as with respect to the level of concentration in any specific security. The investment strategy is to invest in companies which the Adviser believes are attractively priced in the market when compared to the Adviser’s valuation of the companies.

The Fund will principally invest in a portfolio of equity securities and may also invest in depository receipts, bank deposits, Government Securities, corporate bonds, treasury bills, certificates of deposit, money market instruments, and shares of mutual funds including ETFs. The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.

The Fund will not seek to concentrate in any specific industry, sector, or market-cap but may at times be concentrated in a specific sector due to the Adviser’s bottom-up security selection process.

The Fund may maintain a liquid portfolio in cash or deposits denominated in U.S. dollars (“USD”), Indian Rupees (“INR”) and money market instruments not only to meet projected running cost and other funding requirements, but also as an investment strategy in the event of negative or highly uncertain market conditions.

The Adviser evaluates the companies in which it invests based on the nature of the businesses, the strength of their balance sheets and cash flow relative to their long-term goals, and other factors including the Adviser’s assessment of the skill and expertise of the company’s management team and the long-term potential for both the company and the market in which it operates. The Adviser generally buys a security at a discount to what it believes is the intrinsic value of the security. Such opportunities may arise for a variety of reasons ranging from the belief that the market has undervalued a company, to an assessment that there is opportunity for significant profit or market share growth given the dynamics of the sector a company operates in, or as a result of the company’s competitive or proprietary advantages.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of Indian issuers. The Fund defines Indian issuers as entities: (i) organized in India; (ii) having a class of securities whose principal securities market is in India; (iii) deriving more than 50% of total revenues or earnings from goods produced, sales made, or services provided in India; (iv) maintaining more than 50% of its employees, assets, investments, operations, or other business activity in India; (v) listed on any recognized stock exchange in India; or (vi) mutual funds, ETFs, or other pooled investment vehicles that invest primarily in any of the preceding. The Fund defines equity securities as common stock, preferred stock, convertible securities, rights and warrants to buy common stock, ADRs, GDRs, participatory notes, as well as fund shares or interests.

The Fund’s portfolio will generally consist of equity shares of listed companies in India having an average daily trading volume of USD 1 million or above in the preceding 12 months. The Fund will generally hold equity securities of 25-40 companies.

The Adviser avoids investment in companies:

●	With record of poor treatment of minority shareholders; that have blatantly violated rules and regulations (i.e. laws as applicable to the investee company depending on the multiple factors such as location of the company, the nature of its business and the operations of the company within India as well as outside India); that have acquired national properties from government through questionable means; that follow other similarly questionable practices

●	With questionable accounting practices

●	With weak business models

●	Where it is not clear as to who exactly are the founders of the company, opaque shareholding structures or non-Independent Boards

The above determinations are made by the Adviser and are subjective.

As a practice the Adviser generally does not invest in companies that derive more than 20% of their total revenues from tobacco, hard liquor or gambling/casino activities. The term hard liquor does not include wine and beer.

Securities in which the Fund invests also generally pass through further screens such as:

●	Are there too many related party transactions?

●	Is there a succession plan in place?

●	Is it a company where only one person runs it?

●	Has the management changed and become better or become worse?

The Fund will not invest in a security which the Adviser determines does not pass any of the above screens.

The above determinations (which the Adviser considers integrity screens) are made by the Adviser and are subjective.

Portfolio Construction

Securities are selected from the Adviser’s “Estimates Database.” Each security in the Adviser’s ‘Estimates Database’ has a pre-assigned Buy / Sell Limit. This is an INR denominated price, based on underlying fundamental criteria. The Adviser, generally, buys a new stock at the pre-determined Buy Price (or below). The security has to be under active and current coverage with an average daily trading value of USD 1 million over the past 12 months. The Fund generally sells an existing stock at the pre-determined sell price or above. It may add to a stock already held in the Fund’s portfolio if it is between the pre-determined Buy and Sell price. Portfolio weights are a function of:

1.	Reliability of management

2.	Quality of earnings

3.	Stability of earnings

4.	Upside potential

5.	Alternatives/cash

Higher importance is given to the first three points stated above in deciding the weights. For instance, in deciding between two stocks with similar upside potential, a stock that is rated higher on stability, quality and reliability will earn a larger portfolio weight.

Each investment decision is supported by an approved research report and the investment justification.

Generally, the minimum holding in any one stock is 2% (at the time of initial investment) and the maximum is 6% at cost and 10% at current market prices. The portfolio is monitored regularly and rebalanced suitably whenever required.

The Adviser will sell investments in companies when it believes the market price of those investments has exceeded its assessment of the long-term value of those companies or when it believes adverse changes to a company’s management, prospects or the markets in which it operates have occurred. The Adviser evaluates the company valuations on fundamental criteria (dividend yields, price to earnings, price to cash flow, price to book value, and other different measures of share price ratios), and also do comparative evaluation against peer group, its history and the overall equity markets.

The Adviser will let stocks run up to a maximum of 10% of the portfolio (current market price/NAV) before it begins to trim the position. The Adviser will sell when the stock price reaches the sell limit and there has been no revision in the sell limits or when the Adviser’s view of management has changed. The portfolio is monitored regularly and rebalanced suitably whenever required.

The Adviser may also sell investments in companies when it believes the market price of those investments has exceeded its assessment of the long-term value of those companies or when it believes adverse changes to a company’s management, prospects or the markets in which the company operates have occurred. The Adviser evaluates the company valuations on fundamental criteria (dividend yields, price to earnings, price to cash flow, price to book value, and other different measures of share price ratios), and also do comparative evaluation against peer group, its history and the overall equity markets.

The Adviser may choose to increase the Fund’s holding in cash and other liquid assets at times of market uncertainty and to mitigate investment risk. The Fund may maintain a liquid portfolio in cash or deposits denominated in U.S. dollars (“USD”), Indian Rupees (“INR”), money market instruments, and treasury bills not only to meet redemptions, projected running cost and other funding requirements, but the Fund may exceed 20% of its net assets in such investments for temporary defensive purposes in the event of negative or highly uncertain market conditions.

There is no guarantee that the Fund will achieve its investment objective nor that in any time period, particularly in the short term, the Fund’s portfolio will achieve any particular level of return and investors should be aware that the value of Shares may fall as well as rise.

Non-Principal Investment Strategy

Although, the Adviser believes market liquidity is an important tool to mitigate investment risk, it may make opportunistic investments in relatively illiquid securities, including securities in unlisted companies that comprise in the aggregate up to 10% of the portfolio at the time the investment is made. This is not the principal investment strategy. The Fund may also find itself invested in unlisted securities due to external events or corporate actions. This may increase the risk of the portfolio as these unlisted securities are inherently illiquid in nature and therefore inherently carry greater risk as compared to the listed securities.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

General Risk Factors: Past performance of the Adviser does not indicate the future performance of the Adviser or the Fund. Equity and equity related, fixed income and money market related instruments are by nature volatile and prone to price fluctuations. The investor may lose money over short or long period in response to factors such as economic and political developments, changes in interest rates, market movements and over longer period during market downturn. There can be no assurance or guarantee that the investment objectives of Fund would be achieved.

Investors may note that Advisers’ investment decisions may not always be profitable, as actual market movements may be at variance with anticipated trends.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The COVID-19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

●	Liquidity Risk. The accumulation and disposal of holdings in some investments may be time consuming and if a large number of securities have to be realized at short notice to meet substantial client redemption requests such sales may have to be effected at unfavorable prices which may in turn have an adverse effect on the net asset value of the clients’ portfolios. The Fund may also encounter difficulties in disposing of assets at their fair price due to adverse market conditions leading to limited liquidity.

●	Risks related to unforeseen Market events, health epidemics, pandemics and similar outbreaks. Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which we invest on behalf of our clients. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things, quarantines and travel restrictions, including border closings; prohibiting/restricting public activity; disruptions to business operations and supply chains; exchange trading suspensions and closures; and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. Among other things, such developments may result in material reductions in demand across many categories of consumers and businesses, dislocation (or in some cases a complete halt) in the credit and capital markets, labour force and operational disruptions, slowing or complete idling of certain supply chains and manufacturing activity, steep increases in unemployment levels in various regions, and strained businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports and entertainment.

●	Certain Risk Factors Concerning India. Risks associated with the investments in India, including but not limited to the risks described below, could adversely affect the performance of the Fund and result in substantial losses. Investment in Indian markets involves risk factors and special considerations which may not be typically associated with investing in more developed markets. Political or economic change and instability may be more likely to occur and have a greater effect on the Indian economy and its markets. Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in the Indian laws and regulations, including expropriation, nationalization or other confiscation could result in loss to the Fund.

No assurance can be given as to the ability of the Fund to achieve any return on its investments and, in turn, any return on an investor’s investment in the Fund. Accordingly, in acquiring Shares in the Fund, appropriate consideration should be given to the following factors:

●	Risks include:

(v)	Greater risk of expropriation, confiscatory taxation, nationalization, and social, political and economic instability;

(vi)	The small current size of the markets for securities of Indian issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility;

(vii)	certain national policies which may restrict the investment opportunities for client portfolios including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and

(viii)	The absence of developed legal structures governing private or foreign investment and private property. No assurance can be given as to the ability of the Fund to achieve any return and, in turn, any return on an investor’s investment in the Fund.

By comparison with more developed securities markets, the Indian securities markets are comparatively small, less liquid and more volatile. This may result in greater volatility in the net asset value of the Fund than would be the case in relation to funds invested in more developed markets.

The Indian securities may incur brokerage or securities transaction taxes levied by the Indian government which would have the effect of increasing the cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale. The issuers of Indian securities, such as banks and other financial institutions may be subject to less stringent regulation than would be the case for issuers in developed countries, and therefore potentially carry greater risk. In addition, custodial expenses for Indian securities are generally higher than for developed market securities. Dividend and interest payments from, and capital gains in respect of, Indian securities may be subject to taxes that may or may not be reclaimable.

Accordingly, before investing in the Fund, the investors should consider the following:

●	Political, Regulatory and Settlement Risk. The value of the Fund’s portfolio assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the Indian laws and regulations. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in India may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

●	Risks due to tense relations with neighbours and internal conflicts. India’s relations with certain neighbouring countries have been historically tense. India has from time-to-time experienced hostilities with countries such as Pakistan and China. The recent border skirmishes between the Chinese and Indian armed forces at the Galwan Valley have heightened tensions between China and India leading to certain restrictions on trade. India’s population is comprised of numerous ethnic groups with diverse religions and languages, sometimes resulting in communal conflict among groups. For instance, in the past, India has experienced considerable sectarian tension between Hindus and Muslims, marked by periodic violence that has caused considerable loss of property.

Events of this nature in the future could influence the Indian economy and could have a material adverse effect on the market for securities of Indian companies, and on the market for the services of Indian companies in which the Fund has investments.

●	Geographical Concentration Risk. Fund’s portfolio with a geographical focus may be more volatile than a broad-based fund portfolio, such as a global equity fund portfolio, as they are more susceptible to fluctuations in value resulting from adverse conditions in the countries in which they invest.

●	Legal Risk. Laws governing foreign investment and securities transactions in India may be less sophisticated than in developed countries. Accordingly, the Fund may be subject to additional risks, including inadequate investor protection, unclear or contradictory legislation or regulations and lack of enforcement thereof, ignorance or breach of legislation or regulations on the part of other market participants, lack of legal redress and breaches of confidentiality. It may be difficult to obtain and enforce a judgment or legal remedy may be inordinately delayed.

●	Credit Risk. There can be no assurance that issuers of the securities or other instruments in which the Fund invests will not be subject to credit difficulties leading to the loss of some or all of the sums invested in such securities or instruments or payments due on such securities or instruments.

●	Reinvestment Risk. This risk refers to the interest rate levels at which cash flows received from the securities under a particular Portfolio are reinvested. The additional income from reinvestment is the “interest on interest” component. The risk is that the rate at which interim cash flows can be re-invested may be lower than that originally assumed.

●	Currency Exchange Rate Risk. The Fund may from time to time enter into currency exchange transactions either on a spot basis or by buying currency exchange forward contracts. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. Performance of the Fund may be strongly influenced by movements in foreign exchange rates because currency positions held by the Fund may not correspond with the securities positions held.

●	Capital Gains Tax. Sales of securities may be subject to capital gains tax in India, and this could significantly reduce returns of the Fund in the absence of an offset or credit for such tax under the tax laws or regulations of the Fund’s domicile.

●	Loss of Foreign Portfolio Investor (FPI) Registration. For accessing the Indian market securities market, the Fund is required to register with the Securities and Exchange Board of India (SEBI) as a Foreign Portfolio Investor (FPI). Investment by the Fund in India is dependent on the continued registration of the Fund with SEBI as an FPI. In the event the registration of the Fund is terminated or is not renewed, the Fund could potentially be forced to redeem the investments held in the portfolio in the relevant jurisdiction and such forced redemption could adversely affect the returns to the Fund, and in turn, the Fund’s investors.

●	Value Investing Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

●	Dividend Risk. The ability of the Fund’s portfolio companies to pay dividends is dependent on the economic climate and the companies’ current earnings and capital resources. Changes in economic conditions or a company’s earnings or financial resources could cause a company to reduce its dividend payments or suspend the payment of dividends altogether.

●	Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

●	Active Management Risk. The Adviser’s value-oriented approach may fail to produce the intended results. Because the Fund is actively managed, it may underperform its benchmark or other funds with similar investment objectives. If the Adviser’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

●	Foreign Securities Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller with less liquidity than those in the U.S. Foreign issuers may not be subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country. Settlement procedures in foreign markets may be more complex than in the United States and involve additional risks, including the risk of delay in payment or delivery of securities or the loss of Fund securities or cash due to failures in the system, such as corruption or fraud.

●	Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the U.S. or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

●	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

●	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

●	Small and Medium Cap Company Risk. Securities of companies with small and medium market capitalization involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of small or medium cap issuer at an acceptable price, especially in periods of market volatility.

●	Other Investment Company Securities Risk. When the Fund invests in other investment companies, including money market funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). Because shares of ETFs trade on an exchange at market prices, their shares may trade at a price that is above or below their NAV.

●	Sector Concentration Risk. Given that the portfolio construction is a bottom-up stock selection process, sector allocations are solely a by-product of individual stock selection. Consequently, within the 25% limit on single industry exposure, the Fund may have higher exposure in securities of a particular sector from time to time. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that has a portfolio which is more diversified across sectors/industries.

●	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. These breaches may result in harmful disruptions to their operations and may negatively impact the financial condition for the municipal issuer, counterparty or other market participant. The Fund and its shareholders could be negatively impacted as a result.

●	Certain Strategy Risks

●	Volatility. The securities (both debt and equity) in which Fund invest are prone to price fluctuations on a daily basis due to both macro and micro factors, and this volatility may adversely affect clients.

●	Liquidity and Settlement Risks. Different segments of the financial markets have different settlement cycles, and these settlement cycles may be adversely impacted by unforeseen circumstances, leading to settlement risk and losses to the Fund. The liquidity of Fund’s portfolios may be inherently restricted by trading volumes, transfer procedures and settlement periods. While the Adviser will endeavor to avoid overly concentrated positions in securities of specific industries and sectors, if because of liquidity restrictions or other factors, the Fund is unable to be adequately diversified, it could amplify losses. Reduced liquidity may also have an adverse impact on market price and Adviser’s ability to dispose of particular securities, when necessary, to meet Fund’s liquidity needs or in response to specific economic events. Reduced liquidity may also impair our ability to restructure or rebalance Fund’s portfolio when the Adviser believes such restructurings or rebalancing are necessary to protect performance.

●	Reliance on the Advisory Team. The success of the Fund depends largely on the abilities of the Adviser’s advisory team (that includes Adviser’s employees and employees of its affiliates from whom its receive research services) to develop and implement investment strategies to achieve the Fund’s investment objectives. The Adviser may change the members of its advisory team and there can be no assurance that each member of the advisory team will continue to be employed with the Adviser or its affiliates. This could adversely affect the Fund’s performance. Finally, if any of the investment professionals or management team responsible for the Fund’s investments were to become unwilling or unable to serve, as a result of death, illness, or otherwise, the Fund performance could also be adversely affected.

●	Not a complete Investment Program. An investment in the Fund is not intended as a complete investment program. If the Fund’s strategy is not successful, or if the Adviser is unable to implement the Fund’s strategy effectively, the investors could lose some or all of their capital.

●	Taxation. The Fund shall be subject to US tax laws and regulations. Because the Fund invests in India, it will also be taxed as per Indian tax law and thus the Fund returns may be impacted. Please refer to the SAI for a discussion of India’s tax laws and certain exemptions with respect to a tax treaty with the US.

Changes in Investment Objective or Policies

The Board of Trustees of the Trust (the “Board”) may change the Fund’s investment objective and/or its 80% policy without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Borrowing for Temporary Purposes

While the Fund is open for subscription and redemption on all business days, which are determined with reference to the normal business days and trading holidays of NYSE, the securities held in the Fund’s portfolio are traded on Indian stock exchanges, which have trading holidays different from NYSE. Due to the difference in the business days / trading holidays of NYSE and Indian Exchange or in the event the Fund is in receipt of large redemption request, the Fund may face delays in selling the securities held in the portfolio to meet the redemptions. In such circumstances, it may have to borrow for meeting the liquidity requirement on temporary basis to meet redemptions. When experiencing such redemptions and borrowings, the Fund may restrict fresh portfolio investments. The Fund will not borrow money for leverage purposes.

The Fund’s ability to borrow is subject to its terms and conditions of its credit arrangements, which in some cases may limit the Fund’s ability to borrow under the arrangement.

The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit arrangement are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Credit arrangements may be subject to periodic renewal, which cannot be assured.

Borrowings involve additional expense to the Fund. Borrowing results in interest expense and results in other fees and expenses, which may increase the Fund’s net expenses and reduce the Fund’s return.

In line with the 1940 Act, the Fund is permitted to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings would be disadvantageous from an investment standpoint.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is available at www.QIndiaFund.com.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

HISTORICAL PERFORMANCE OF THE ADVISER’S PRIVATE ACCOUNTS

Quantum Advisors Private Limited (the Adviser) is incorporated in India and is registered as a ‘portfolio manager’ with the Securities and Exchange Board of India (“SEBI”) and is also registered as an ‘investment adviser’ with the U.S. Securities and Exchange Commission (“SEC”). One of the Strategies managed by the Adviser is Q India Value Equity Strategy. The total Assets in Q India Value Equity Strategy managed/advised by Quantum Advisors of all clients is $2,343.31 million as of August 31, 2024, which includes accounts that have client-imposed restrictions and therefore are considered to have similar mandates to the Fund but are not considered to have substantially similar mandates to the Fund.

The Adviser has been managing accounts using its long-only Q India Value Equity Strategy since June 27, 2000. The performance table below provides a summary of the performance of accounts with substantially similar mandates to the Fund (i.e., accounts without any client-imposed restrictions) (the “Accounts”) managed by the Fund’s Portfolio Managers on behalf of the Adviser with substantially similar investment objectives, policies, strategies and risks to those of the Fund for periods ended August 31, 2024, and compares the Accounts’ performance during those periods against an appropriate broad-based securities market index, the MSCI India Index.

Q India Value Equity Strategy composite (the “Composite”) is an aggregation of Client portfolios with a substantially similar investment mandate as the Fund (i.e., with no client-imposed restrictions) that are managed or advised by Quantum Advisors on a discretionary basis using the long only value equity strategy. The Composite does not include all client portfolios due to various client-imposed portfolio restrictions, even though all portfolios in this broad mandate are managed using a similar strategy as the Fund. The Composite represents 0.05% of the total AUM under the Q India Value Equity Strategy as of August 31, 2024. The balance 99.95% of the AUM represents client accounts under a similar strategy which have client-imposed restrictions over cash/stock/sector level exposures and hence are not included in the Composite.

Returns shown are in U.S. dollars. The Portfolio Managers of the Fund have been primarily responsible for the day-to-day oversight of all Accounts in the Composite throughout the entire period presented.

The performance of the Accounts does not represent the historical performance of the Fund and should not be considered a substitute for the Fund’s performance or indicative of past or future performance of the Fund. If actual fees and expenses of the Fund were reflected in the performance of the Accounts, the performance of the Accounts would be lower than the performance shown. Results may differ because of, among other things, differences in brokerage commissions, account expenses (including management fees), the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the Accounts are not registered under the Investment Company Act of 1940, as amended (“1940 Act”) and therefore are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the Accounts. The results for different periods may vary.

Performance conversion from INR to USD is based on RBI FX Rates since inception of the Strategy until May 2010 and on WM Reuters Closing Spot Rates from June 2010 until the current period. The underlying data (portfolio accounting values, external cash flows, etc., denominated in investment currency (INR)) is converted into the domestic currency (USD) using the exchange rate on the date of each cash flow and valuation, and then the composite returns are calculated based on the converted data. The Accounts’ returns are calculated using a Time Weighted Rate of Return method. Cash holdings and investments in cash equivalents are included in performance calculation. Performance is net of all fees, including a management fee within the range of 0.40% to 1.00% charged on an annual basis, and expenses including taxes and statutory levies thereon.

AVERAGE ANNUAL TOTAL RETURNS (in USD)

(for periods ended August 31, 2024)

	1 Year	3 Years(1)	5 Years(1)	10 Years(1)	Since Inception(1) (August 1, 2000)
Q India Value Equity Strategy – (Composite) (Net)	42.71%	13.76%	16.67%	10.27%	13.81%
MSCI India Index(2)	40.28%	11.56%	17.10%	9.78%	11.18%

Past performance is not indicative of future results.

Cash holdings and investments in cash equivalent are considered for calculation of performance.

Performance computed and reported are net of all fees and all expenses (including taxes/statutory levies thereon).

The return shown above are computed as per the Adviser’s internal policy and procedure on performance computation. The Adviser has formulated an internal policy and procedures on inclusion, exclusion of the portfolio accounts and factoring significant cash flows for computing the performance of Composite. The inception date is considered as August 01, 2000, as per these internal performance computation policy and procedures.

Composite’s net returns are computed net of fees and expenses. Returns stated above are assuming reinvestment of all dividend and other earnings. Returns from cash and cash equivalents held in portfolios are included in the return calculations. The various constituents of the Composite pay different management fees. The net-of-fee and expense returns of the Composite indicated in table reflects the weighted average management fees paid to the Adviser by the different constituents of the Composite. As the different constituents of the Composite are subject to different management fee structures, the actual performance experienced by a constituent of the Composite may be worse or better than the net-of-fee-and-expense returns of the Composite.

(1)	Annualized. (Compounded Annual Growth Rate)

(2)	The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 136 constituents, the index covers approximately 85% of the Indian equity universe.

ACCOUNT INFORMATION

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV per share determined on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Classes of Shares

The Fund currently offers three share classes: Class I, Class II and Investor Class. Each class of shares of the Fund has its own fee structure. The Class I and Class II shares are offered only through certain types of financial intermediaries and to certain institutional investors. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I and Class II shares are not offered directly to individual investors. Investor Class shares are available to individual investors. At the discretion of the Adviser, investors may exchange their shares of one class for shares of another class.

Class I. Class I shares require a minimum initial investment of $500,000. There is no minimum for subsequent investments. Class I shares are available at NAV per share, and are not subject to any 12b-1 fees. Class I shares are available only through certain financial intermediaries such as registered investment advisers and to certain institutional investors.

Class II. Class II shares require a minimum initial investment of $10,000,000. There is no minimum for subsequent investments. Class II shares are available at NAV per share, and are not subject to any 12b-1 fees. Class II shares are available only to certain institutional investors with whom the Adviser has a direct relationship.

Investor Class. Investor Class shares require a minimum initial investment of $2,500. There is no minimum for subsequent investments. Investor Class shares are available to individual investors through the Fund’s transfer agent, registered broker-dealers, banks, advisers and other financial institutions. Investor Class shares are purchased at NAV per share without deducting a sales charge. You do not pay an initial sales charge on purchases of Investor Class shares and all of your purchase payment is immediately invested in the Fund. Investor Class shares are subject to a 12b-1 fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares.

The Fund reserves the right to change the above eligibility criteria for any share class. The Adviser may waive the minimums for any class of shares at its discretion, including for existing clients of the Adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. The Fund may waive or lower the investment minimum for investors who invest in the Fund through an employer sponsored retirement plan. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee (including commissions) by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

●	a completed and signed investment application form;

●	a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund (the initial purchase cannot be made via ACH); and

●	an indication of which share class is to be purchased.

Mail the application and check to:

U.S. Mail:	Q India Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Q India Equity Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-833-894-0514 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC (“Ultimus”), at the above address, to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and its transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the NAV per share next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

●	your name

●	the name on your account(s)

●	your account number(s)

●	a check made payable to “Q India Equity Fund”

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To wire money, you must call Shareholder Services at 1-833-894-0514 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or quarterly to allow dollar-cost averaging by automatically deducting funds from your bank checking account. You may change the amount of your automatic deduction at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a $25 fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: IRA; simplified employee pensions (“SEP”); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

The Trust has adopted a distribution plan with respect to the Fund’s Investor Class shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Fund’s plan, the Fund pays the Fund’s distributor, the Adviser and/or other financial intermediaries, a fee of 0.25% of the average daily net assets of Investor Class shares. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Fund and charged a $25 fee to defray bank charges. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances. In such cases, a 15 business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain financial intermediaries to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV per share next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The minimum redemption amount via ACH is $100 and the minimum redemption amount via wire is $1,000. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

The redemption price is the net asset value per share next determined after your request is received in good order, less any applicable fees.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund, at its sole discretion, has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. If an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of securities received from the Fund. If you redeem your shares through a financial intermediary, you may be charged a fee (including commissions) by that financial intermediary.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Q India Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight:	Q India Equity Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the NAV per share next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may require a signature guarantee if a redemption is transmitted by ACH or wire to a bank other than the bank of record. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 1-833-894-0514 if you have questions. At the discretion of the Fund or the transfer agent, you may be required to furnish additional legal documents prior to a redemption to ensure proper authorization.

By Telephone – Unless you have opted out of telephone privileges, you may redeem any part of your account (up to $50,000) in the Fund by calling Shareholder Services at 1-833-894-0514. Payment will be made by check mailed to the address of record unless you have previously provided electronic funds transfer instructions. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate telephone redemption procedures at any time. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Tax Withholding

If your account is an IRA or other retirement plan account, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding. If you request a redemption by telephone, you will be asked whether or not the Fund should withhold federal income tax.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at 1-833-894-0514. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (the “NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV per share. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than the Fund’s required minimum initial investment due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

Ultimus, the Fund’s administrator, performs automated monitoring of short-term trading activity with respect to the Fund. Instances of suspected short-term trading are investigated by the administrator’s compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then Ultimus notifies the Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Fund through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing. The Fund’s administrator reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Summary of Shareholder Fees

Below are fees that may be paid by shareholders of the Fund, some of which have been addressed above:

Annual IRA Custodial Fee	$25.00
Removal of excess contribution or Roth conversion/recharacterization	$25.00
Outbound Wire	$15.00
Returned ACH/Bounced Check	$25.00
IRA Withdrawal Fee (transfer or redemption)	$25.00
Overnight Delivery	$35.00
Statement Retrieval Fee	$25.00

Inactive Accounts

If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class. The NAV per share of each class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV per share of each class is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV per share next calculated after the Fund receives your order in proper form.

Equity securities are generally valued by using market quotations. Equity securities are generally valued based on their official closing price on the primary exchange on which the equity securities are listed. Lacking a closing price, an exchange traded security is generally valued by the pricing service at its last traded price. Securities listed on the NASDAQ National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Fixed income securities are generally valued per the Valuation policy of the Adviser. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

In the event that market quotations are not readily available or are considered unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the securities are valued in good faith by the Adviser, as Valuation Designee as per the Adviser’s Valuation Policy, under oversight of the Board’s Pricing & Liquidity Committee. When pricing securities using its fair valuation policies and procedures, the Valuation Designee seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on recognized Indian Stock Exchanges that trade on days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Proceeds from shareholder purchases may not be invested until the Indian Stock Exchanges are next open.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Valuation Designee at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Valuation Designee’s fair value methodology is inappropriate. The Valuation Designee will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income annually and any realized net capital gains annually. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;

●	Dividends and capital gain distributions are not cashed within 180 days; or

●	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV per share. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

Taxes. The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to elect and to qualify each year for treatment as a regulated investment company (or “RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the Fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Fund-level taxation and consequently a reduction in income available for distribution to shareholders.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gains will generally be taxable as ordinary income. Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The investment strategies of the Fund may limit its ability to distribute dividends eligible for the reduced rates applicable to qualified dividend income.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Certain dividends received by the Fund on the stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends received deduction, which is generally available to corporate shareholders under the Internal Revenue Code provided such dividends are also appropriately reported as eligible for the dividends received deduction by the Fund. In order to qualify for the dividends received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The trading strategies of the Fund may significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporations.

Distributions (other than Capital Gain Dividends) paid to shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies, but Capital Gain Dividends generally are not subject to U.S. taxation, unless the shareholder is a nonresident alien individual who is physically present in the United States for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, if certain other requirements are met. Different tax consequences may result if you are a non-U.S. shareholder engaged in a trade or business within the United States.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, the backup withholding rules of U.S. federal income tax law require us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. Any such tax withheld may be applied against the tax liability on your federal income tax return.

Dividends, interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund may need to file special claims for refunds to secure the benefits of a reduced rate. If, as of the close of a taxable year, more than 50% of the total assets of the Fund consists of stock or securities of foreign corporations, the Fund intends to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If the Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Because your tax situation is unique, you should consult your tax professional about federal, state, local and foreign tax consequences. Please refer to the SAI for information about taxation under India law.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding periods to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s default method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax adviser with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser

Quantum Advisors Private Limited (“QASL”), incorporated in India, located at 1st Floor, Apeejay House, 3 Dinshaw Vachha Road, Backbay Reclamation, Churchgate, Mumbai, India 400020, serves as the investment adviser to the Fund. The Adviser was founded in 1990 and is a “limited liability” private limited company governed under the laws of India. The Adviser is registered in India as portfolio manager with SEBI, as an investment adviser with the SEC, and as a restricted portfolio manager in the Canadian provinces of British Columbia, Quebec and Ontario. As of August 31, 2024, the Adviser managed/advised approximately $2,345.06 million in assets.

The Management team of QASL owns 50.80% in equity of the Company and the balance 49.20% is held by HWIC Asia Fund Class Q Shares (“HWIC Asia*”). Mr. Ajit Dayal, the Promoter of the Adviser and a Portfolio Manager of the Fund, owns 34.97% of the Adviser.

*	HWIC Asia Fund is ultimately beneficially owned by Fairfax Financial Holdings Limited (FFHL), a company listed on the Toronto Stock Exchange. FFHL is the ultimate parent entity of the Toronto based Fairfax group. FFHL, a financial services holding company, through its subsidiaries, is engaged in property and casualty insurance, reinsurance and investment management activities.

The day-to-day operations of Quantum Advisors are managed by a team of experienced professionals, all of whom are shareholders in Quantum Advisors. HWIC Asia is not involved in the day-to-day management and business operations of Quantum Advisors including research and portfolio management. HWIC Asia has indicated their intention to be a passive financial shareholder of the company, but they have customary minority protection rights as a passive financial shareholder.

For its management services, the Adviser is entitled to receive a management fee at the annual rate of 0.65% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse the Fund for a portion of other expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a future plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business), in order to limit the Fund’s total annual operating expenses (inclusive of 12b-1 distribution fees) to 0.98%, 0.75%, and 1.23% of the average daily net assets of the Fund’s Class I, Class II, and Investor Class shares, respectively. The contractual agreement is in place through January 31, 2026 and may not be terminated prior to January 31, 2026 except by the Board upon sixty days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

The Adviser pays an affiliate advisory firm, Quantum Asset Management Company Private Limited (“QAMC”) for research services. QAMC does not provide advisory services to the Fund.

A discussion of the factors that the Board considered in approving the management agreement for the Fund will be included in Form N-CSR, which will be available on the Fund’s website at www.QIndiaFund.com and, upon request, delivered in paper or electronic format in any of the ways set forth under “How to Obtain Copies of Other Fund Documents” below.

Portfolio Managers

The investment decisions for the Fund are made by Messrs. Ajit Dayal, I.V. Subramaniam, and Nilesh Shetty.

Mr. Ajit Dayal - Mr. Dayal has over 39 years of experience in asset management and financial research and analysis. He founded Quantum Advisors Private Limited in 1990, an India-based SEBI registered Portfolio Manager, a SEC-registered Investment Adviser, and as a “restricted portfolio manager” in the Canadian provinces of British Columbia, Ontario and Quebec, Mr. Dayal has worked with leading US and UK financial advisory and asset management firms either as a key member of the executive management team or through the Investment Advisor as a joint venture partner.

Between 2000 and 2004, he was the Deputy Chief Investment Officer for Hansberger Global Investors, Inc. (“HGI”), which provided investment advisory services to its own family of mutual funds. Mr. Dayal was recruited to the firm in 1997 by the firm’s founder and chief executive officer, Mr. Thomas Hansberger (who had previously been a co-founder, along with Sir John Templeton and Mr. John Galbraith, of Templeton, Galbraith & Hansberger Ltd., a global fund management firm that became part of Franklin Templeton Investments). During Mr. Dayal’s tenure as Deputy Chief Investment Officer assets under management at HGI grew from USD 2 billion to USD 5 billion. Mr. Dayal served as the lead manager for USD 2 billion Vanguard International Value Fund from July 2000 to April 2004, leading a four-person team for the account. During his time at HGI, Mr. Dayal also continued to manage the Investment Advisor, which was responsible for a USD 70 million allocation to listed Indian equities.

From 1995 to 1997, the Adviser, acting as a sub-advisor, managed an approximately USD 40 million allocation for listed Indian equities for the Prolific India Opportunity Fund, London, England, and an approximately USD 25 million venture capital fund, the Walden Nikko India Ventures Fund, investing in unlisted Indian companies. From 1992 to 1995, the Investment Advisor was the local partner with Jardine Fleming Limited, HK, where Mr. Dayal was instrumental in building a 150-person organization that provided all of Jardine Fleming’s research, broking, investment banking and investment management services in India. In 1994 Mr. Dayal also helped to establish the NYSE-listed Jardine Fleming India Fund and had local investing responsibility for approximately USD 300 million of the assets under management in this fund. Mr. Dayal was voted best analyst for India by AsiaMoney in 1993 and 1994 and was also voted best analyst for India by Institutional Investor and nominated to All-Star Asian Team, 1994.

Prior to founding the Adviser in 1990, Mr. Dayal was the Chief Executive Officer of UTI Investment Advisory Services Limited, the Delaware-based investment advisor of The India Growth Fund, a closed-ended fund listed on the NYSE. Mr. Dayal was a “jobber” on the floor of the Bombay Stock Exchange, the oldest stock exchange in Asia, and as a Director of the Ashok Birla Group of companies, focusing on establishing new businesses through joint ventures with multinational companies such as S. G. Warburg of UK, Shearson Lehman of USA, Yamaha Motor Company of Japan, and 3M of USA.

Mr. Dayal also helped to found, and is a substantial shareholder of, Quantum Information Services Limited (an India-focused financial services portal, Primary Real Estate Advisors Pvt. Ltd (a real estate investment advisor information), and HelpYourNGO India Private Limited (an India-focused charity enterprise).

He has served as a Director on the Boards of Quantum Advisors, Quantum Information Services Limited and Equitymaster Agora Research Private Limited (a 50-50 Joint Venture between QIS & Agora Inc., USA) which provides equity research services. Money Simplified Services Private Limited, PREI Management Ltd, a Mauritius based Investment Manager managing a India based real estate asset portfolio, Common Sense Living Private Limited, Quantum Asset Management Company Pvt. Ltd, the 100 % subsidiary of the Investment Advisor and the Pacific Pension Institute.

Mr. Dayal earned his Bachelor’s degree in Economics from Bombay University in 1981 and his Master’s degree in Business Administration (MBA) from the University of North Carolina at Chapel Hill in 1983.

Mr. I.V. Subramaniam - I.V. Subramaniam (Subbu) is the Managing Director and Group Head – Equities of Quantum Advisors Private Ltd (QAS). He has 32 years of experience in in the Indian capital markets including 4 years in global equity research.

Subbu joined QAS as an investment analyst in June 1996 and was promoted as a director in 1998. He was initially responsible for preparing research reports on Indian companies for Prolific India Opportunities Fund, a UK based India dedicated fund. Beginning December 1997 he was responsible for preparing detailed research reports on Indian companies that were used by Hansberger Global Investors (HGI), a Florida based money management firm. From year 2000 to beginning of year 2004, Subbu was responsible for doing research on cement companies globally and on electric utilities in emerging countries. Research on Global companies involved extensive travel to meet companies such as Lafarge, Holcim, St Gobain, Cemex, Beijing Datang, Kepco and other companies in developed as well as emerging countries. Since June 2000, Subbu has managed India-dedicated portfolios for Indian clients and since 2005, he has managed India-dedicated portfolios for international clients.

Subbu began his career in the Indian financial services industry in 1991 and worked in share registry, broking as well as equity research. Subbu is a CFA charter holder. He received his Bachelors’ of Commerce degree in 1983 from Osmania University, Hyderabad and his Bachelors’ of Law degree in 1987 from Osmania University, Hyderabad. Subbu is also a qualified Company Secretary, from the Institute of Company Secretaries in India.

Mr. Nilesh Shetty - Nilesh Shetty (Nilesh) is the Portfolio Manager for the Long Only India Equity Value strategy at Quantum Advisors Private Ltd (QAS). He has 19 years of experience in the Indian capital markets.

Nilesh joined the Quantum Group in December 2009 as a Senior Investment Analyst in Quantum Asset Management Company a 100% subsidiary of Quantum Advisors. Prior to joining Quantum, Nilesh had spent 5.5 years on the Sell side (Pranav Securities Pvt Ltd: 2004-2007 & Edelweiss Ltd: 2007-2009) working as an Investment Analyst tracking sectors like Cement, Capital Goods and diverse Small and Midcap Stocks.

At Quantum Asset Management, he was appointed as the lead analyst to cover Engineering and Capital good sector as well as the Aviation sector. His job profile again involved extensive travel to meet companies in the Capital goods and Aviation space, visit factories, making detailed reports, submit it to the entire research team for approval and once approved became the basis for portfolio decisions.

From March 2011, he was designated as Associate Fund manager for the Quantum Long Term Equity Value Fund which manages Indian retail money under the same style and process as the Quantum Long Only India Equity Value strategy. In September 2020, he was appointed as the as Fund Manager for the Quantum Long Term Equity Fund.

In April 2022, Nilesh was transferred internally to Quantum Advisors and was appointed as the Portfolio Manager for the Quantum Long Only India Equity Value strategy. Nilesh has been part of core value portfolio team since 2011 and currently covers stocks in the Capital Goods, Insurance and Broking sector.

Nilesh began his career in the Indian financial services industry in 2003 and worked in leading private sector bank as part of Retail Channel Liabilities Group in branch banking.

Nilesh is a CFA charter holder. He received his Master of Management Degree in 2003 from Mumbai University. He has also passed his CPA exams from AICPA (not an Active Member) as well as passed his Charted Global Management Accounting exams from CIMA, UK (not an Active Member).

The Fund’s Statement of Additional Information provides additional information about the Fund’s Portfolio Managers, including their compensation, other accounts that they manage, and ownership of shares of the Fund.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Annual Report also includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during its last fiscal year.

Statement of Additional Information (“SAI”): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the SEC and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can obtain free copies of the current SAI and Annual and Semi-Annual Reports, as well as other information about the Fund, by contacting Shareholder Services at 1-833-894-0514, or by visiting the Fund’s website at www.QIndiaFund.com.

Information about the Fund (including the SAI and other reports) is available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-21237